Supplement dated October 17, 2022 to the Initial Summary Prospectus, Updating Summary Prospectus and Statutory Prospectus dated May 1, 2022 for the variable annuity contracts issued by Pacific Life & Annuity Insurance Company

The purpose of this supplement is to announce various underlying fund changes. This supplement must be preceded or accompanied by the Initial Summary Prospectus, Updating Summary Prospectus, or Statutory Prospectus (the “Prospectus”) for your Contract, as supplemented. All information on your Prospectus dated May 1, 2022, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. ‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life Insurance Company; ‘‘you’’ or ‘‘your’’ refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 748-6907, or online at PacificLife.com/Prospectuses. Please retain it for future reference.

Effective November 1, 2022, the following fund information in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT section will be deleted and replaced with the following:

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Seeks long-term capital growth. Income is a secondary objective.	Pacific Select Fund PSF Avantis Balanced Allocation Portfolio Class D (formerly called PSF DFA Balanced Allocation Portfolio Class D); Pacific Life Fund Advisors LLC	0.64%[1]	12.50%	9.87%	N/A

1       To help limit Fund expenses, Pacific Life Fund Advisors LLC has contractually agreed to reduce investment advisory fees or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in the Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See the Fund prospectus at https://www.pacificlife.com/home/pacific-select-fund.html for complete information regarding these arrangements.

All references in the Contract Prospectus to the PSF DFA Balanced Allocation Portfolio are replaced with PSF Avantis Balanced Allocation Portfolio.

Form No. NYSUP1022